SCHEDULE 14A (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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General American Investors Company, Inc.
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______________________________________________________________________
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GENERAL AMERICAN INVESTORS COMPANY, INC.

100 PARK AVENUE • NEW YORK • N.Y. 10017

Notice of Annual Meeting of Stockholders

February 22, 2012

To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 11, 2012 at 10:00 a.m., New York Time, for the purpose of:

(A)	Electing directors, nine to be elected by the holders of both the Company’s Common Stock and its 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”)
voting together as a single class and two to be elected only by the holders of the Company’s Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and
(B)	Ratifying or rejecting the appointment by the Audit Committee of the Company (which was approved by the Board of Directors of the Company) of the firm of
Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2012; and
(C)	Transacting any and all such other business as may properly come before the meeting or any adjournments or post- ponements thereof in connection with the foregoing or otherwise.

The Board of Directors unanimously recommends that shareholders vote in favor of items (A) and (B).

     If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope. Registered holders may also vote by telephone or inter-net through the Company’s transfer agent, American Stock Transfer & Trust Company, LLC. If you expect to attend the meeting in person, you may complete and sign the accompanying form of proxy and return it in the accompanying envelope prior to the meeting or you may vote in person at the meeting at the specified time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 11, 2012.

The proxy statement is available at the following website: http://www.generalamericaninvestors.com/documents/reports/2012_Proxy.pdf

The annual report is available at the following website: http://www.generalamericaninvestors.com/documents/reports/2011_GAMAnnualRpt.pdf

     The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will be open for inspection by stockholders.

     The close of business on February 15, 2012 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

This notice and related proxy material is expected to be mailed on or about February 22, 2012.

By order of the Board of Directors,

CAROLE ANNE CLEMENTI
Secretary

GENERAL AMERICAN INVESTORS COMPANY, INC.

100 PARK AVENUE • NEW YORK • N.Y. 10017

PROXY STATEMENT

February 22, 2012

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the “Company” or the “Corporation”) of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 11, 2012 at 10:00 a.m. (and at any adjournments or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time, insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on February 15, 2012 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the nominees named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 15, 2012, the Company had outstanding 29,412,516 shares of Common Stock, $1 par value, and 7,604,687 shares of 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”), $1 par value, each share carrying one vote.

The Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2011, is enclosed in this mailing. This proxy statement and form of proxy are first being mailed to stockholders on or about February 22, 2012. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Carole Anne Clementi, Corporate Secretary of the Company, at 1-800-436-8401.

The Company intends to treat properly executed proxies that are marked "abstain" or "withhold," including "broker non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), as present for purposes of determining the existence of a quorum for the transaction of business. A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy. The election of the Company's directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast "for" a particular matter, and such votes have the same effect as negative votes or votes "against" a particular matter. Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company's shares to vote their customers’ shares on these items of business.

A. Respecting the Election of Directors

     At the meeting, eleven directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Nine directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The eleven persons named below are incumbent directors and all have agreed to serve if elected. Information in the following table is as of December 31, 2011.

Directors
Name, Address[1] , Age,
Position(s) with Company, Term of	Principal Occupation(s)
Office[2] and Length of Time Served	During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Independent Directors
Arthur G. Altschul, Jr.[3] (47)	Co-Founder and Chairman,	Child Mind Institute, Director
Director since 1995	Kolltan Pharmaceuticals, Inc.	Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
	Managing Member,	Neurosciences Research Foundation, Trustee
	Diaz & Altschul Capital	The Overbrook Foundation, Director
Management, LLC
(private investment company)

Rodney B. Berens (66)	Founding Partner,	Alfred P. Sloan Foundation, Member of Investment Committee
Director since 2007	Berens Capital Management, LLC	Peterson Institute for International Economics, Member of
Investment Committee
Pierpont Morgan Library, Trustee and Head of Investment
Committee
The Woods Hole Oceanographic Institute, Trustee, Member of the
Investment Committee

Lewis B. Cullman (93)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
Director since 1961		Metropolitan Museum of Art, Honorary Trustee
Museum of Modern Art, Vice Chairman,
International Council and Honorary Trustee
Neurosciences Research Foundation, Vice Chairman, Board
of Trustees
The New York Botanical Garden, Senior Vice Chairman,
Board of Managers
The New York Public Library, Trustee

Gerald M. Edelman (82)	Member, Professor and Chairman	Neurosciences Institute of the Neurosciences Research
Director since 1976	of the Department of Neurobiology,	Foundation, Director and President
	The Scripps Research Institute	NGN Capital, Chairman, Advisory Board
Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (66)	Retired Senior Counsel (2010-June 2011)
Director since 1986	Partner (1994-2010)
Morgan, Lewis & Bockius LLP
(law firm)

Betsy F. Gotbaum (73)	New York City’s Public Advocate	Community Service Society, Trustee
Director since 2010	(2002-December 2009)	Coro Leadership, Trustee
Fisher Center for Alzheimer’s Research Foundation, Trustee
Learning Leaders, Trustee
Medrium, Inc., Consultant
Visiting Nurse Association of New York, Trustee

2 (continued)

Name, Address[1] , Age,
Position(s) with Company, Term of	Principal Occupation(s)
Office[2] and Length of Time Served	During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Sidney R. Knafel (81)	Managing Partner,	IGENE Biotechnology, Inc., Director
Lead Independent Director	SRK Management Company	Insight Communications Company, Inc., Chairman, Board of Directors
since 2009	(private investment company)	VirtualScopics, Inc., Director
Director since 1994		Vocollect, Inc., Director (term expired 2011)

Daniel M. Neidich (62)	Chief Executive Officer	Capmark, Director (term expired 2011)
Director since 2007	Dune Real Estate Partners LP	Child Mind Institute, Director
	(since December 2009)	NY Child Study Center, Director (term expired 2009)
Prep for Prep, Director
	Founding Partner and Co-Chief	Real Estate Roundtable, Chairman, Board of Directors
	Executive Officer,	Urban Land Institute, Trustee
Dune Capital Management LP
(2005-December 2009)

D. Ellen Shuman (56)	Vice President and Chief	American Academy of Arts and Letters, Investment Advisor
Director since 2004	Investment Officer,	Bowdoin College, Trustee
	Carnegie Corporation of	Community Foundation of Greater New Haven, Investment Advisor
	New York	Edna McConnell Clark Foundation, Trustee
	(1999-July 2011)	The Investment Fund for Foundations, Trustee (term expired 2008)

Raymond S. Troubh[3] (85)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
Director since 1989		Gentiva Health Services, Inc., Director
Sun Times Media Group, Director (term expired 2007)
The Wendy’s Company, Director
Interested Director
Spencer Davidson[4] (69)	Chairman and Chief	Medicis Pharmaceutical Corporation, Director
Chairman of the Board of	Executive Officer,	Neurosciences Research Foundation, Trustee
Directors since April 2007	General American Investors
Director and Chief Executive	Company, Inc.
Officer since 1995

1	The address of each director is: c/o General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, NY 10017.
2	Each director is elected for a one year term of office.
3	Messrs. Altschul and Troubh have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company’s Preferred Stock.
4	Mr. Davidson is an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Company. President from 1995 through January 31, 2012.

     The Board of Directors believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should continue to serve in such capacity. Among the attributes and skills common to all Directors are their ability to critically review, evaluate, question, and discuss information; to interact effectively with the other Directors, counsel, the Fund’s independent registered public accounting firm, and other service providers; and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s education; business, consulting or public service positions; and through their experience from service as a member of the Company’s Board of Directors, and that of other public companies, non-profit entities, or other organizations as indicated.

Spencer Davidson - In addition to his tenure as a Director (since 1995), President (1995 to January 31, 2012) and Chief Executive Officer (since 1995) of the Company, Mr. Davidson is Chairman of the Board (since 2007). (Effective February 1, 2012, Jeffrey W. Priest was appointed President of the Company. Mr. Davidson continues in the roles of Chairman and Chief Executive Officer.) In 1994 Mr. Davidson joined General American as Senior Investment Counselor. Previously, from 1989 to 1993, he served as Managing Partner of the Hudson Partnership. From 1986 to 1989 Mr. Davidson served as the Fund Manager at Odyssey Partners and from 1972 to 1986 he was employed by Beck, Mack & Oliver where he rose to General Partner. Mr. Davidson began his career at Brown Brothers Harriman in 1966. Mr. Davidson received a B.S. from Queens College and an M.B.A. from Columbia University. Prior thereto, Mr. Davidson served in the U. S. Army. Mr. Davidson has also served as a Director, since 1999, and is Chairman of the Nominating and Governance Committee, Chairman of the Stock Option and Compensation Committee, a member of the Executive Committee and Lead non-management Director of Medicis Pharmaceutical Corporation. Mr. Davidson has also served as a Trustee of the Neurosciences Research Foundation since 1992. With his broad financial and business background in the securities industry, Mr. Davidson provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

Arthur G. Altschul, Jr. - In addition to his tenure since 1995 as a Director of the Company, Mr. Altschul is Co-Founder and Chairman of Kolltan Pharmaceuticals, Inc. and a founder and Managing Member of Diaz & Altschul Capital Management, LLC (a private investment advisory company). Mr. Altschul has also served as a Director, since 1992, and is a member of the Audit Committee of Medicis Pharmaceutical Corporation. From 1992 to 1996, Mr. Altschul worked at SUGEN, Inc., a biopharmaceutical firm. Prior to 1992, Mr. Altschul worked in the Equity and Fixed Income Trading departments at Goldman, Sachs & Co., was a founding limited partner of The Maximus Fund, LP, and worked in the Equity Research department at Morgan Stanley & Company. Mr. Altschul is a Director of Delta Opportunity Fund, Ltd., an investment fund which invests primarily in the health care industry. Mr. Altschul also serves on the Board of Directors of The Overbrook Foundation and The Child Mind Institute, and is a Trustee of The Neurosciences Research Foundation, Inc. Mr. Altschul holds a B.S. from Columbia University in Computer Science. With his diverse business background in finance, wealth management and the pharmaceutical industry, Mr. Altschul provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the pharmaceutical industry.

Rodney B. Berens - In addition to his tenure since 2007 as a Director of the Company, Mr. Berens is the Founding Partner of Berens Capital Management, LLC and a member of its Investment Committee. Before starting Berens Capital Management, Mr. Berens was a Partner at Mezzacappa Berens, a fund of hedge funds. From 1992 to 1998, Mr. Berens was at Salomon Brothers where he was a member of the Operating Committee and Head of Global Equities. From 1975 to 1991 Mr. Berens was at Morgan Stanley where he was Managing Director, Head of Equity Trading and Global Research. Prior to joining Morgan Stanley, Mr. Berens was an investment manager for the Ford Foundation. He began his career at the First Boston Corporation. Prior thereto, Mr. Berens served as a First Lieutenant in the U. S. Army. Mr. Berens is also a Trustee and Member of the Investment Committee at The Woods Hole Oceanographic Institute, a Trustee and head of the Investment Committee at the Pierpont Morgan Library. Mr. Berens is also on the Investment Committees at the Peterson Institute for International Economics and the Alfred P. Sloan Foundation. Mr. Berens received a B.A. from the University of Pennsylvania and an M.B.A. from The Wharton School. With his broad financial and business background in the securities industry, Mr. Berens provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

Lewis B. Cullman - In addition to his tenure since 1961 as a Director of the Company, Mr. Cullman has been an investor and entrepreneur for over 50 years. Mr. Cullman co-engineered the first documented leveraged buyout of Orkin Exterminating Company in the early 1960’s and purchased Keith Clark in the late 1970’s, a desk calendar company, which evolved into At-A-Glance Group, the largest manufacturer of calendars and appointment books in the United States until its sale in 1999. Mr. Cullman also founded Cullman Ventures, Inc., a diversified company, and authored his memoir, “You Can’t Take it With You – The Art of Making and Giving Money,” which describes the benefits of philanthropy, to which he has been devoted throughout his life. Mr. Cullman served as an officer in the U.S. Navy. Mr. Cullman is presently Chairman Emeritus for Chess-in-the-Schools; Honorary Trustee for the Metropolitan Museum of Art; Vice-Chairman, International Council and Honorary Trustee for the Museum of Modern Art; Vice Chairman, Board of Trustees for the Neurosciences Research Foundation; Senior Vice-Chairman for the Board of Managers of the New York Botanical Garden; and a Trustee for The New York Public Library. Mr. Cullman graduated from Yale University, earned an M.S. from New York University and received an honorary doctorate from Purdue University. With his broad business and financial background, Mr. Cullman provides the Company’s Board of Directors with valuable financial and business expertise.

Dr. Gerald M. Edelman - In addition to his tenure since 1976 as a Director of the Company, Dr. Edelman is a Member, Professor and Chairman of the Department of Neurobiology of The Scripps Research Institute. Dr. Edelman is also Director and President of the Neurosciences Institute of the Neurosciences Research Foundation; Chairman, Advisory Board of NGN Capital; and Chairman, Scientific Advisory Board of Promosome, LLC. Dr. Edelman received the Nobel Prize for Physiology or Medicine in 1972 and is the recipient of numerous scientific awards. Dr. Edelman is the author of eight books and over 500 research publications. Dr. Edelman has held memberships in numerous professional and scientific societies and is one of the few international members of the Academy of Sciences, Institute of France. Dr. Edelman served as a Captain in the U.S. Army Medical Corps and received a B.S. from Ursinus College in Pennsylvania, his M.D. from the Medical School of the University of Pennsylvania, and a Ph.D. from the Rockefeller University. With his broad educational and scientific background, Dr. Edelman provides the Company’s Board of Directors with a valuable perspective and scientific expertise.

John D. Gordan, III - In addition to his tenure since 1986 as a Director of the Company, Mr. Gordan served as Senior Counsel at Morgan Lewis & Bockius LLP until his retirement in June 2011, after having been a Partner at the firm for the prior 16 years. Mr. Gordan’s practice focused on civil litigation with a special emphasis on the insurance industry. Mr. Gordan was formerly a Partner at Lord Day & Lord Barrett Smith, New York and served as an Assistant United States Attorney for the Southern District of New York (1971-1976). Mr. Gordan received a B.A. from Harvard University and a J.D. from Harvard Law School. With his extensive legal background, Mr. Gordan provides the Company’s Board of Directors with a valuable perspective and legal expertise.

Betsy F. Gotbaum - In addition to her tenure which began in 2010 as a Director of the Company, Ms. Gotbaum served as the New York City Public Advocate from 2002 through 2009, New York City’s second highest ranking public official, and served as New York City’s primary Ombudsperson. In that role, Ms. Gotbaum presided over the New York City Council, introduced legislation of concern to her constituency, and sat on both the Voters Assistance Commission and the Audit Committee of the City of New York. Ms. Gotbaum was also a Trustee on the Board and a member of the Proxy Committee of the New York City Employees’ Retirement System. Previously, Ms. Gotbaum was President of the New York Historical Society. Ms. Gotbaum has served on the Boards of Trustees of several not-for-profit organizations and currently serves on the Board of Trustees of the Community Service Society, Coro Leadership, Fisher Center for Alzheimer’s Research Foundation, Learning Leaders, and the Visiting Nurse Association of New York. Ms. Gotbaum received her B.A. from George Washington University and a M.A. in Education from Teachers College, Columbia University. With her broad civic background, Ms. Gotbaum provides the Company’s Board of Directors with valuable insight and public sector perspective.

Sidney R. Knafel - In addition to his tenure since 1994 as a Director of the Company, Mr. Knafel has served as the Lead Independent Director of the Company since April 2009 and is the Managing Partner and founder of SRK Management Company, Inc., a private investment company. Mr. Knafel is also the founder and Chairman of the Board of Directors of Insight Communications Co. Inc., a cable communications company. Currently, Mr. Knafel serves as a member of the Board of Directors of IGENE Biotechnology, Inc. and VirtualScopics, Inc. Mr. Knafel is also affiliated with the following organizations: Addison Gallery of American Art, Chairman of the Board of Governors; The Juilliard School, Trustee; Phillips Academy, Andover, Trustee Emeritus; Harvard College, member of the Dean’s Council; The Rogosin Institute, Director (former Chairman); and Wellesley College, Vice-Chair of the Board of Trustees. Mr. Knafel earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. With his broad financial and investment background, Mr. Knafel provides the Company’s Board of Directors with valuable financial and investment expertise.

Daniel M. Neidich - In addition to his tenure since 2007 as a Director of the Company, Mr. Neidich is the Chief Executive Officer of Dune Real Estate Partners LP and was the Founding Partner and Co-Chief Executive Officer of Dune Capital Management LP. Mr. Neidich joined Goldman Sachs in 1978 in the real estate banking department and became a partner in 1984. Subsequently, he became head of the Real Estate Department in 1990 and served as a Senior Director, member of the firm’s Management Committee, co-head of the Merchant Banking Division, and Chairman of the Whitehall Investment Committee until 2003. Mr. Neidich is also a member of the Board of Directors of the Child Mind Institute and Prep for Prep, Chairman of the Board of Directors for the Real Estate Roundtable, and a Trustee for the Urban Land Institute. Mr. Neidich received a B.A. degree from Yale University and an M.B.A. degree from Stanford University Graduate School of Business. With his extensive background in the financial services and real estate industries, Mr. Neidich provides the Company’s Board of Directors with valuable financial expertise and an in-depth understanding of the financial services and real estate industries.

D. Ellen Shuman - In addition to her tenure since 2004 as a Director of the Company, Ms. Shuman served as Vice President and Chief Investment Officer of Carnegie Corporation of New York from 1999 until July 2011. Previously, Ms. Shuman served as Director of Investments at Yale University. Ms. Shuman is a member of the Board of Trustees of Bowdoin College and serves as a member of its Investment Committee and Chair of its Audit Committee. Ms. Shuman also serves as a Trustee for the Edna McConnell Clark Foundation and Chairs its Investment Committee. Ms. Shuman is an Investment Advisor to the American Academy of Arts and Letters and the Community Foundation of Greater New Haven. Ms. Shuman received a B.A. from Bowdoin College, an M.B.A. from the Yale School of Management, and is a Chartered Financial Analyst. With her broad financial and investment background, Ms. Shuman provides the Company’s Board of Directors with valuable financial and investment expertise.

Raymond S. Troubh - In addition to his tenure since 1989 as a Director of the Company, Mr. Troubh is a Financial Consultant and serves as a member of the Board of Directors of Diamond Offshore Drilling, Inc., Gentiva Health Services, Inc. and The Wendy’s Company. Mr. Troubh is a former Governor of the American Stock Exchange and a former general partner of Lazard Freres & Co., an investment banking firm. During the course of his career, Mr. Troubh has served as a director of over 30 public companies of varying degrees of size and complexity and has served as chairman of the compensation and audit committees of many of those companies. Mr. Troubh has extensive experience in public company regulatory and corporate governance matters. In November 2001 he was called upon to be a member of the Board of Directors at Enron, eventually becoming its non-executive Chairman, and to serve as one of three members of the Board of Directors to investigate corporate misconduct at that company. Mr. Troubh is a graduate of Bowdoin College, earned an LL.B. from Yale Law School, and received an honorary doctorate from Bowdoin College. With his broad business and corporate governance background, Mr. Troubh provides the Company’s Board of Directors with valuable insight and experience.

Directors - Leadership Structure and Oversight Responsibilities

     Overall responsibility for oversight of the Company rests with the Board of Directors. The Board of Directors has appointed Mr. Knafel as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Board of Directors, serves between meetings of the Board of Directors as a liaison with other Directors, officers of the Company, counsel, and service providers, as necessary, on a variety of matters. Mr. Knafel also oversees the scheduling of agenda items and subject matter included for discussion at the Board of Directors meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from the other Directors. The Board of Directors has established Audit, Compensation, Executive, Nominating and Pension Committees to assist the Board of Directors in the oversight and management of the Company. From time to time the Board of Directors may establish additional committees or informal working groups, to deal with specific matters.

     All of the Company’s Directors, other than Mr. Davidson, are independent Directors, and the Board of Directors believes they are able to provide effective oversight of the Company. In addition to providing feedback and direction during Board of Directors meetings, the Directors meet regularly in executive session and independent Directors chair all committees of the Board of Directors.

     The Company’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the officers and employees of the Company are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board of Directors is responsible for and oversees the risk management processes of the Company. As part of its oversight process, the Board of Directors reviews with officers at Board meetings the levels and types of risks being undertaken by the Company, and the Audit Committee discusses the Company's risk management and controls with the independent registered public accounting firm engaged by the Company. The Board of Directors reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board of Directors also receives periodic reports from the Company’s Chief Compliance Officer regarding compliance matters relating to the Company and its major service providers, including results of the implementation and testing of the Company’s and such providers’ compliance programs. The Board of Directors reviews its role in supervising the Company’s risk management from time to time and may make changes in its discretion at any time.

     The Board of Directors has determined that its leadership structure is appropriate for the Company because it enables the Board of Directors to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board of Directors to devote appropriate resources to specific issues in a flexible manner as they arise. The Board of Directors periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Security Ownership of Directors and Management

     The following table sets forth certain information as of December 31, 2011 with respect to the beneficial ownership of the Company’s Common Stock and Preferred Stock by each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock, each director, each officer and all directors and officers of the Company as a group.

	Name of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership[1]	Percent of Class
Common Stock	Independent Directors
	Arthur G. Altschul, Jr.	741,335[2]	2.52%
	Rodney B. Berens	24,874.08
	Lewis B. Cullman	10,209[3]	.03
	Gerald M. Edelman	3,284.01
	John D. Gordan, III	349,134[4]	1.19
	Betsy Gotbaum	414.00
	Sidney R. Knafel	49,977[5]	.17
	Daniel M. Neidich	122,131[6]	.42
	D. Ellen Shuman	5,777.02
	Raymond S. Troubh	47,347.16
	Interested Director
	Spencer Davidson	1,260,521[7]	4.29
	Management
	Carole Anne Clementi, Secretary	1,624.01
	Craig A. Grassi, Assistant Vice-President	28[8]	.00
	Maureen E. LoBello, Assistant Secretary	1,588[9]	.01
	Michael W. Robinson, Vice-President	7,549[10]	.03
	Eugene S. Stark, Vice-President, Administration	1,250[11]	.00
	Directors and Officers as a Group	2,627,042[12]	8.93

6 (continued)

	Name of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership[1]	Percent of Class
Preferred Stock	Independent Directors
	Arthur G. Altschul, Jr.	93,600[13]	1.23%
	John D. Gordan, III	1,000.01
	Raymond S. Troubh	5,000.07
	Interested Director
	Spencer Davidson	85,141[14]	1.12
	Management
	Carole Anne Clementi, Secretary	287.00
	Craig A. Grassi, Assistant Vice-President	250[15]	.00
	Maureen E. LoBello, Assistant Secretary	1,500[9]	.02
	Michael W. Robinson, Vice-President	4,100[10]	.05
	Eugene S. Stark, Vice-President, Administration	2,800[16]	.04
	Directors and Officers as a Group	111,278[17]	1.46

     Effective February 1, 2012, Mr. Jeffrey W. Priest was appointed President of the Company and, according to a Form 3 filed on his behalf as of that date, beneficially owned 23,860 shares of Common Stock (.08% of the class) and 20,216 shares of Preferred Stock (.27% of the class).

1	Unless indicated, the person holding the shares has sole voting and dispositive power over all shares shown.
2	Includes 157,519 shares of Common Stock (.53% of the class) over which Mr. Altschul has shared voting power, 239,240 shares of Common Stock (.81% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power and 339,514 shares of Common Stock (1.15% of the class) over which Mr. Altschul has shared voting power and over which Mr.
Davidson has shared voting and dispositive power.
3	Shares held in two trusts for benefit of Mr. Cullman.
4	Includes 337,359 shares (1.14% of the class) over which Mr. Gordan has shared voting and dispositive power. In addition, his holdings include 2,573 shares (.00% of the class) owned by Mr. Gordan’s wife in an individual retirement account in which he disclaims any beneficial ownership.
5	Includes 5,827 shares (.02% of the class) over which Mr. Knafel has voting power and disclaims beneficial ownership.
6	Includes 101,611 shares (.34% of the class) owned through a family trust over which Mr. Neidich has voting and dispositive power and disclaims beneficial ownership.
7	Includes 239,240 shares (.81% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, 339,514 shares (1.15% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power, and 2,919 shares over which Mr. Davidson has voting and dispositive power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr.
Altschul or certain of his family members are beneficiaries.
8	Shares owned by Mr. Grassi’s nephew in a custodial account in which he disclaims any beneficial ownership.
9	Shares owned by Mrs. LoBello’s mother in a family trust in which she disclaims any beneficial ownership.
[10]	Shares owned by Mr. Robinson’s mother over which Mr. Robinson has dispositive power and disclaims beneficial ownership.
11	Shares owned by Mr. Stark and his wife in a joint tenancy account.
[12]	Total excludes duplication of 581,673 shares (1.93% of the class) over which both Mr. Altschul and Mr. Davidson share joint vot- ing and/or dispositive power.
[13]	Includes 11,200 shares (.15% of the class) over which Mr. Altschul has shared voting power, 70,400 shares (.93% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (.16% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr. Altschul or certain of his family members are beneficiaries.
[14]	Includes 70,400 shares (.93% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (.16% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
[15]	Shares (.00% of the class) held in a custodial account for Mr. Grassi’s son.
16	Includes 2,000 shares (.00% of the class) held in Joint Tenancy Account, 400 shares owned by Mr. Stark’s wife in an IRA account, and 400 shares owned by Mr. Stark in an IRA Account.
17	Total excludes duplication of 82,400 shares (1.08% of the class) over which both Messrs. Altschul and Davidson share joint vot- ing and/or dispositive power.

     In addition to the holdings reflected in the foregoing table, the Company has the power to vote 579,844 shares of Common Stock (1.97%) held by the trustee for the Company’s Employees’ Thrift Plan, as described below.

Director Share Ownership Table

     The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2011 is as follows:

Dollar Range of Equity
Name of Director	Securities in the Company
Independent Directors
Arthur G. Altschul, Jr.	Over $100,000
Rodney B. Berens	Over $100,000
Lewis B. Cullman	Over $100,000
Gerald M. Edelman	$50,001 to $100,000
John D. Gordan, III	Over $100,000
Betsy F. Gotbaum	$10,001 to $50,000
Sidney R. Knafel	Over $100,000
Daniel M. Neidich	Over $100,000
D. Ellen Shuman	Over $100,000
Raymond S. Troubh	Over $100,000
Interested Director
Spencer Davidson	Over $100,000

Committees of the Board of Directors

     The Audit Committee consists of the following directors: Chairperson - Ms. D. Ellen Shuman, Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Mr. Lewis B. Cullman and Mr. John D. Gordan, III. These directors are independent of management and the Company. Each of them is also “independent” as such term is defined in The New York Stock Exchange listing standards applicable to the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter located on the Company’s website at www.generalamericaninvestors.com. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company's accounting and financial reporting, internal controls, and responsibilities concerning compliance with federal securities laws; the independent audit of the Company's financial statements; the selection of the independent auditors; and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth as an Exhibit on page 13. The Company does not have an audit committee financial expert serving on the Audit Committee. The Audit Committee met three times during the fiscal year, on January 19, July 20, and December 14, 2011, and once after the end of the fiscal year, on January 18, 2012.

     The Compensation Committee consists of the following directors: Chairman - Mr. Arthur G. Altschul, Jr., Mr. Sidney R. Knafel, Mr. Daniel M. Neidich and Mr. Raymond S. Troubh. The Compensation Committee reviews: the operations and performance of the Company, the contributions of its officers and employees, operating and compensation data for comparable companies in the investment industry, information and trends provided by an outside consulting firm, and proposals by management for year-end supplemental compensation and compensation for the ensuing year. The Compensation Committee makes recommendations on matters of compensation to the Board of Directors for their approval. The Committee met once during the fiscal year, on December 14, 2011.

     The Executive Committee consists of the following directors: Chairman - Mr. Sidney R. Knafel, Mr. Spencer Davidson (an “interested person” of the Company), Dr. Gerald M. Edelman and Mr. John D. Gordan, III. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

     The Nominating Committee consists of the following directors: Chairman - Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. John D. Gordan, III, Ms. Betsy F. Gotbaum, Mr. Sidney R. Knafel, Mr. Daniel M. Neidich, Ms. D. Ellen Shuman and Mr. Raymond S. Troubh. None of the members of the Committee are interested persons of the Company. The organization and responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter located on the Company's website at www.generalamericanin-vestors.com. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates. This process also involves evaluating individual candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Committee does not expect to consider self-nominating stockholders. The criteria evaluated and associated with candidates include factors such as judgment, skill, diversity, experience, the interplay of the candidate's experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the Board of Directors. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying candidates. All recommendations of a nominee must include biographical data regarding the nominee and the qualifications of the nominee, as well as the basis on which a nominee is or is not an "interested person" of the Company. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee at the office of the Company. The Committee met once during the fiscal year, on January 19, 2011.

     The Pension Committee consists of the following directors: Chairman - Mr. John D. Gordan, III, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Ms. Betsy F. Gotbaum and Mr. Raymond S. Troubh. The organization and responsibilities of the Pension Committee are set forth in the Pension Committee Charter located on the Company’s website at www.gener-alamericaninvestors.com. Generally, the Pension Committee is responsible for oversight of the investment management and general administration of the Company’s Employees’ Retirement and Thrift Plans. The Committee met twice during the fiscal year, on January 19, 2011 and July 20, 2011.

     During 2011 the Board of Directors held six meetings and each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he/she serves except Mr. Neidich.

Stockholder Communications with the Board of Directors

     The Board of Directors provides a process for the Company's Stockholders to send communications to the Board. This can be accomplished by addressing a communication to the Board of Directors or to one or more individual Directors at the office of the Company. Items marked "personal and confidential" will be forwarded to the addressee, unopened; otherwise, communications will be opened and reviewed by the Company's Corporate Secretary who will draft a response with the assistance of other corporate officers and individual Directors (or the entire Board), as deemed necessary. Copies of responses, together with the related original communication, will be provided to each member of the Board, the Chairman of the Board or individual Directors, as deemed appropriate.

     All Directors are encouraged to attend the annual meeting of the Stockholders of the Company. Last year, at the Company's annual meeting held on April 13, 2011, eight of the eleven Directors were in attendance.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, and amendments thereto, and written representations from certain reporting persons, the Company believes that during 2011 two Forms 4 were filed late for one transaction by each of Messrs. Altschul and Davidson.

Officers

     Generally, officers are appointed each year by the Board of Directors at its annual organization meeting in April. In addition to Mr. Spencer Davidson, Chairman and Chief Executive Officer of the Company, information with respect to whom is set forth above, the officers of the Company include the following. The address of each officer is: c/o General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, NY 10017.

     Ms. Carole Anne Clementi, 65, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee since 1982.

     Mr. Craig A. Grassi, 43, Assistant Vice-President since January 2005, has been an employee since 1991.

     Ms. Maureen E. LoBello, 61, Assistant Secretary since January 2005, has been an employee since 1992.

     Dr. Sally A. Lynch, 52, Vice-President since January 2006, has been an employee since 1997. Dr. Lynch is principally responsible for securities in the biotechnology and pharmaceutical industries.

     Mr. Jeffrey W. Priest, 49, was appointed President effective February 1, 2012. He has been an employee since October 2010. Prior to joining the Company, Mr. Priest served as Managing Member and President of Amajac Capital Management, LLC, an investment advisory company he founded in 1999.

     Ms. Diane G. Radosti, 59, has been Treasurer since January 1990 and was appointed Principal Accounting Officer in 2003. She has been an employee since 1980.

     Mr. Michael W. Robinson, 39, Vice-President since January 2011, has been an employee since 2006. Mr. Robinson is principally responsible for general industry securities analysis.

     Mr. Eugene S. Stark, 54, has been Vice-President, Administration and Principal Financial Officer since July 2005. He has been Chief Compliance Officer since January 2006.

     Mr. Jesse R. Stuart, 45, Vice-President since January 2006, has been an employee since 2003. Mr. Stuart is principally responsible for general industry securities analysis.

     Mr. Andrew V. Vindigni, 52, Senior Vice-President since December 2006 and, prior thereto, Vice-President since September 1995 and Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services and consumer non-durables industries.

Executive Compensation

     The following table sets forth the compensation received during 2011 from the Company by its three highest-paid officers and by its directors.

			Pension or retirement
		Aggregate	benefits accrued
Name of individual	Position	compensation	during 2011 1
Spencer Davidson	Chairman, President[2] and Chief Executive Officer, Director (C)	$1,600,000	$72,000
Andrew V. Vindigni	Senior Vice-President	1,100,000	48,000
Jesse R. Stuart	Vice-President	700,000	42,000
Arthur G. Altschul, Jr.	Director (A)(B)(D)	25,000	-
Rodney B. Berens	Director (A)(D)	24,750	-
Lewis B. Cullman	Director (A)(D)(E)	29,500	-
Gerald M. Edelman	Director (C)(D)(E)	25,750	-
John D. Gordan, III	Director (A)(C)(D)(E)	29,500	-
Betsy F. Gotbaum	Director (D)(E)	25,750	-
Sidney R. Knafel	Director (B)(C)(D)	24,500	-
Daniel M. Neidich	Director (B)(D)	20,750	-
D. Ellen Shuman	Director (A)(D)	27,000	-
Raymond S. Troubh	Director (B)(D)(E)	27,000	-

(A)	Member of Audit Committee
(B)	Member of Compensation Committee
(C)	Member of Executive Committee
(D)	Member of Nominating Committee
(E)	Member of Pension Committee
[1]	The amounts shown in this column represent the Company’s payments made during 2011 to the trustee of the Company’s Employees’ Thrift Plan, as described below, or accounting reserves established during 2011 under the Company’s Excess Contribution Plan, as described below, on behalf of the respective individuals.
2	Mr. Davidson served as President of the Company during 2011. Mr. Priest was appointed President effective February 1, 2012.

     During 2011, each director who was not a paid officer of the Company received a fee of $15,000 as an annual retainer, a fee of $1,250 for attendance at each Directors' meeting and a fee of $1,250 for each Committee meeting which he or she attended in his or her capacity as a Director (a fee of $750 if participation was by telephone).

     With respect to the Company’s Employees’ Thrift Plan, the Company matches 150% of an employee’s contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company’s common stock. An employee’s interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company.

     The Company has an Employees’ Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses for non-highly compensated employees, exclusive of overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $150 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65 from the tax qualified plan.

     The following table shows the estimated annual retirement benefits (including amounts attributable to the Company’s Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

	Estimated Annual Benefits Based Upon Years of Credited Service
Final Average Earnings	10	20	30	40
$100,000	$17,920	$35,840	$53,760	$66,250
200,000	34,210	68,420	102,630	125,980
300,000	50,500	101,000	151,500	185,710
400,000	66,790	133,580	200,370	245,440
500,000	83,080	166,160	249,240	305,170
600,000	99,370	198,740	298,110	364,900

     For each of the officers of the Company listed in the compensation table on page 10, the following indicates his years of credited service in the Company’s Retirement Plan and basic salary for 2011: Mr. Davidson (17) $600,000, Mr. Vindigni (23) $400,000 and Mr. Stuart (8) $350,000.

     The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company’s Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Messrs. Davidson, Vindigni and Stuart are participants in both the Excess Contribution and Excess Benefit Plans.

B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (B) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) approving the appointment by the Audit Committee of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2012.

     “RESOLVED, that the appointment by the Audit Committee of the firm of Ernst & Young LLP to be the auditors of the Company with respect to its operations for the year 2012 be and it hereby is approved; and further “RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2012; and further “RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with the standards of the Public Company Accounting Oversight Board (United States), of the interim financial statements of the Company as of and for the six months ending June 30, 2012; and further “RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2012; and further “RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further “RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof.” While the rules under the Investment Company Act of 1940, as amended, would permit the Company not to submit to stockholders the ratification of the selection of Ernst & Young LLP as the Company’s auditors, it is being done because it continues the Company’s long-standing practice to do so and the Company believes that it is good corporate practice.

Audit Fees

     The aggregate fees paid and accrued by the Company for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company’s annual financial statements and the review of the Company’s semi-annual financial statements for 2011 and 2010 were $106,890 and $103,780, respectively.

Audit-Related Fees

     The aggregate fees paid or accrued by the Company for audit-related professional services rendered by Ernst & Young LLP for 2011 and 2010 were $33,790 and $32,800, respectively. Such services and related fees for 2011 and 2010 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($8,550 and $8,300, respectively), review of quarterly employee security transactions and issuance of report thereon ($19,900 and $19,320 respectively) and other audit-related services ($5,340 and $5,180, respectively).

Tax Fees

     The aggregate fees paid or accrued by the Company for professional services rendered by Ernst & Young LLP for the review of the Company’s federal, state and city income tax returns and excise tax calculations for 2011 and 2010 were $17,840 and $17,320, respectively.

All Other Fees

     No such fees were billed to the Company by Ernst & Young LLP for 2011 or 2010.

     The aggregate fees paid or accrued by the Company for non-audit professional services rendered by Ernst & Young LLP to the Company for 2011 and 2010 were $51,630 and $50,120, respectively.

Audit Committee Pre-Approval Policy

     All services to be performed for the Company by Ernst & Young LLP must be pre-approved by the Audit Committee. All services performed during 2011 and 2010 were pre-approved by the Committee.

     A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Todd Johnson, Partner, Ernst & Young LLP, 5 Times Square, New York, NY 10036.

C. Respecting Other Matters Which May Come Before the Meeting and Deadlines for the 2013 Annual Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

     In order for a stockholder proposal to be considered for inclusion in the Company’s proxy material relating to its 2013 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than October 31, 2012, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

     In accordance with a notice sent to certain stockholders of the Company, who share a single address, only one copy of the Proxy Statement and our 2011 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2011 Annual Report, he or she may contact us at General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, NY 10017, Attn: Carole Anne Clementi, Corporate Secretary, telephone: 1-800-436-8401, e-mail: InvestorRelations@gainv.com, and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Ms. Clementi, if he or she would like to receive separate proxy statements and annual reports in the future and to revoke his or her consent to householding. If any stockholder revokes his or her consent, we will begin sending such stockholder individual copies of these documents within 30 days after we receive the revocation notice. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Corporate Secretary.

     The persons named as appointees for the 2013 annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Company receives notice of the matter by January 16, 2013, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others (in their names, in custody, or in the names of nominees), to forward copies of such material to those persons and to request authority for the execution of the proxies. The Company may, under certain circumstances, reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

EXHIBIT

Report of the Audit Committee of
The Board of Directors of General American Investors Company, Inc.

     The purposes of the Company's Audit Committee are set forth in the Committee's Charter. The purposes include assisting the Board of Directors in its oversight of the Company's financial reporting process and internal controls, the Company's financial statements and the selection of the Company's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

     In connection with the audited financial statements as of and for the year ended December 31, 2011 included in the Company's Annual Report for the year ended December 31, 2011 (the "Annual Report"), at a meeting held on January 18, 2012, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

     In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee's Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report.

D. Ellen Shuman, Chairperson Arthur G. Altschul, Jr. Rodney B. Berens Lewis B. Cullman John D. Gordan, III

January 18, 2012

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 11, 2012

COMMON STOCK

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.generalamericaninvestors.com/documents/reports/2012_Proxy.pdf

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930000000000000000 3   041112

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following nominees as Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mr. Berens
- ○ Mr. Cullman
- ○ Mr. Davidson
- ○ Dr. Edelman
- ○ Mr. Gordan
- ○ Ms. Gotbaum
- ○ Mr. Knafel
- ○ Mr. Neidich
- ○ Ms. Shuman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 11, 2012

PREFERRED STOCK

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.generalamericaninvestors.com/documents/reports/2012_Proxy.pdf

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21130000000000000000 9 041112

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following nominees as Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mr. Altschul
- ○ Mr. Berens
- ○ Mr. Cullman
- ○ Mr. Davidson
- ○ Dr. Edelman
- ○ Mr. Gordan
- ○ Ms. Gotbaum
- ○ Mr. Knafel
- ○ Mr. Neidich
- ○ Ms. Shuman
- ○ Mr. Troubh

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.